Agreement, dated this 10th day of July, 2001, by and among Viva Gaming
& Resorts Inc. ("Viva"), Viva Gaming & Resort de Mexico, S.A. de C.V. ("Viva Mexico"), Viva Management LLC ("LLC"), Thomson Kernaghan & Co. Ltd. ("TK"), Dana Gillman ("Gillman"), Phoenix Leisure, Inc. ("PLI"), Middlemarch Partners Ltd. ("Middlemarch"), Robert Sim ("Robt. Sim"), Rosemarie Sim ("R. Sim"), Bram Solloway ("Solloway"), Zana Holdings, Inc. ("Zana"), ABD Gaming Supply ("ABD"), Sklar Warren Conway & Williams LLP ("Sklar"), Stephen Irwin ("Irwin"), R.A. Bruce McDonald ("McDonald"), Eric L. Nelson ("Nelson"), Gene McCarlie ("G. McCarlie"), Clifford McCarlie ("C. McCarlie"), Doug Waugh ("Waugh") and Peter La Femina ("LaFemina", and together with Viva, Viva Mexico, LLC, TK, Gillman, PLI, Middlemarch, Robt. Sim, R. Sim, Solloway, Zana, ABD, Sklar, Irwin, McDonald, Nelson, G. McCarlie, C. McCarlie and Waugh, the "Transaction Parties").

         The Transaction Parties hereby agree that in the event that all of the components of the Gaming Machines that constitute all of the Assets under that certain Gaming Equipment Purchase Agreement between ABD and PLI dated as of the date hereof (the "Gaming Equipment Agreement"), are not delivered as contemplated in that Gaming Equipment Agreement by August 31, 2001, all of the Agreements executed by the Transaction Parties on the date hereof (with the exception of this Agreement) shall be null and void.

                           [Signature Page to Follow]

              Dated as of the date stated on the first page hereof.



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